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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 23, 2005



                            TECUMSEH PRODUCTS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MICHIGAN                      0-452                38-1093240
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



          100 EAST PATTERSON STREET
             TECUMSEH, MICHIGAN                                  49286
--------------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On February 23, 2005, the board of directors amended our bylaws to eliminate the requirement for the board to hold at least ten regular meetings each year. The amended bylaws do not require any specified minimum number of regular meetings. We have scheduled six regular meetings of the full board for 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed with this report:

         Exhibit No.        Description
         -----------        -----------
         3.1                Amended and Restated Bylaws of Tecumseh Products
                            Company as amended through February 23, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TECUMSEH PRODUCTS COMPANY


Date:  February 24, 2005             By  /s/ James S. Nicholson
                                         --------------------------------------
                                         James S. Nicholson
                                         Vice President, Treasurer and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
         3.1                        Amended and Restated Bylaws of Tecumseh Products Company as
                                    amended through February 23, 2005


                                      -2-